                                                                   EXHIBIT 10.13

================================================================================

THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY STATES SECURITIES LAWS IN RELIANCE UPON APPLICABLE EXEMPTIONS THEREUNDER. THIS INSTRUMENT MAY CONSTITUTE A "SECURITY" FOR THE PURPOSES OF SUCH LAWS, AND, AS SUCH, MAY NOT BE FURTHER SOLD OR TRANSFERRED BY THE HOLDER IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SUCH LAWS OR AN EXEMPTION THEREUNDER APPLICABLE TO SUCH SALE OR TRANSFER.

================================================================================

                                    9% NOTE
                             DUE DECEMBER 31, 1999
                   AVIATION GROUP, INC., A TEXAS CORPORATION

                                                                     $500,000.00
Date: June 11, 1999                                                        No. 1

     FOR VALUE RECEIVED, Aviation Group, Inc., a Texas corporation (the "Company"), promises to pay to the order of the registered holder Jerry R. Webb the sum of Five Hundred Thousand Dollars ($500,000.00) plus interest at the rate of nine percent (9%) per annum accruing from the date hereof on the unpaid indebtedness hereof until finally paid. Said principal and accrued interest shall be paid by the Company in lawful money of the United States of America, at the Holder's offices in Shreveport, Louisiana, or at such other place as may be designated in writing by the Holder, to the registered holder hereof as follows:

          (a) All outstanding principal and accrued interest shall be due and payable on or before December 31, 1999.

     1.   Prepayment. The principal or interest hereunder may be prepaid at any
          ----------
time without penalty or payment premium. Unless otherwise agreed to in writing, or otherwise required by applicable law, payments will be applied first to unpaid accrued interest, then to principal, and any remaining amount to any unpaid collection costs, delinquency charges and other charges; provided, however, upon delinquency or other Event of Default (as hereinafter defined), Holder reserves the right to apply payments among principal, interest, delinquency charges, collection costs and other charges, at its discretion. All prepayments shall be applied to the indebtedness owing hereunder in such order and manner as Holder may from time to time determine in its sole discretion.

     2.   Secured Status of Holder. This debt instrument is secured by, and the
          ------------------------
holder of this instrument shall also be entitled to the benefits of, that certain Pledge Agreement dated of even date herewith executed by the Company (the "Pledge Agreement") pursuant to which the Company has pledged the stock in certain of its subsidiaries.

     3.   Default. If a payment is ten (10) or more days late, the Company will
          -------
pay a delinquency charge in an amount equal to the greater of (i) 5.0% of the amount of the delinquent payment up to the maximum of $250.00, or (ii) $25.00. Upon an Event of Default, including failure to pay upon final maturity, holder, at its option, may also, if permitted under applicable law and in addition to any other remedies available, do one or both of the following: (a) increase the interest rate provided for herein by three (3.00) percentage points and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note. In the event of any one or more of the following events of default (each an "Event of Default"), (i) any failure by the Company to make any payment of principal or interest hereunder when due, (ii) the filing of a petition by or against the Company under the provisions of any state insolvency law or under the provisions of the Federal Bankruptcy Act (for bankruptcy or reorganization or other relief), or (iii) any assignment by the Company for the benefit of its creditors, (iv) any representation, warranty, certification or statement made by the Company herein, or in the Pledge Agreement or the Warrant dated of even date herewith executed by the Company in favor of the registered holder or any related agreement (collectively, the "Documents"), or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with the Documents, shall prove to have been untrue in any material respect when made; (v) judgments or orders for the payment of money which in the aggregate at any one time exceed $25,000.00 and are not covered by insurance have been rendered against the Company or any of its subsidiaries by a court of competent jurisdiction and such judgments or orders shall continue unsatisfied and unstayed for a period of 60 days; or (vi) default in any provision (including payment) of any agreement governing the terms of any debt of the Company or any subsidiary in excess of $25,000.00, which has not been cured within five (5) days of the expiration of any applicable period of grace associated therewith, the holder hereof may, at such holder's option without further notice or demand, declare the entire unpaid balance hereof immediately due and payable and, in addition, exercise any of its rights and remedies under the Pledge Agreement. Any delay or failure on the part of the holder in exercising any rights hereunder or under the Pledge Agreement shall not operate as a waiver of said rights; acceptance of any payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums; and acceptance of any payment after the holder has declared the entire indebtedness due and payable shall not cure any default or Event of Default of the maker or operate as a waiver of any rights of the holder hereunder. The Company agrees that all advances hereunder shall be used solely for business, commercial, investment or other similar purposes.

     The rights, remedies and recourses of the holder hereof, as provided in this Note and in any of the other Documents, shall be cumulative and concurrent and may be pursued separately, successively or together as often as occasion therefore shall arise, at the sold discretion of the holder hereof.

     If this Note is placed in the hands of an attorney for collection, or is collected in whole or in part by suit or through probate, bankruptcy or other legal proceedings of any kind, the Company agrees to pay, in addition to all other sums payable hereunder, all costs and expenses of collection, including, but not limited to, reasonable attorney's fees.

     Company and any and all endorsers and guarantors of this Note severally waive presentment for payment, notice of nonpayment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of every kind and without further notice hereby agree to renewals, extensions, exchanges or releases of collateral, taking of additional collateral, indulgences or partial payments, either before or after maturity.

     4.   Registered Holder and Exchange. Prior to due presentment for
          ------------------------------
registration of transfer of this instrument, the Company may treat the registered holder as the person exclusively entitled to receive payments and notices and otherwise to exercise rights hereunder. Subject to the restrictions on transfer herein contained, this instrument is exchangeable, on its surrender by the registered owner to the Company, for two or more new instruments of like tenor and date, representing in the aggregate the same principal amount of this instrument, in denominations designated by the registered holder at the time of surrender.

     5.   Miscellaneous. This instrument does not entitle the holder to any
          -------------
voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever except the rights herein expressed.

     This instrument is not subject to redemption. No provisions of this instrument restrict any declaration of dividends by the Company, require the maintenance by the Company of any reserves or any minimum financial condition, or restrict the incurrence of additional debt or the issuance of additional securities by the Company. This instrument is not issued pursuant to a trust indenture, and no third party trustee shall act on behalf of or represent the holder of this instrument or monitor the compliance of the Company with the provisions hereof on behalf of the holder.

     IN WITNESS WHEREOF, Aviation Group, Inc. has caused this instrument to be executed in its name and behalf and its corporate seal to be hereto affixed by its President, thereunto duly authorized, as of the day and year first above written.

ATTEST:                                 AVIATION GROUP, INC.



/s/ Tamara M. Wagner                    By: /s/ Richard L. Morgan
---------------------------------           ---------------------------------

Its: Corporate Secretary                Its: CFO
     ----------------------------            --------------------------------

                                 TRANSFER FORM
                                 -------------


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to:

               Name:     ________________________________________________
               Address:  ________________________________________________
                         ________________________________________________

this instrument and irrevocably appoints ___________________________________ attorney (with full power of substitution) to transfer this instrument on the books of Aviation Group, Inc.

Date:__________________________    SIGNATURE:


                                   ________________________________________
                                   (Please sign exactly as name appears on
                                   instrument)

                                   Taxpayer Identification Number:

                                   ________________________________________

In the presence of:                        Signature guaranteed by:


______________________________     ________________________________________